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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2007
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                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                       1-14896                 11-3027591
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


              445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 829-5700


                                       N/A
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01  OTHER EVENTS

     On February 11, 2008, Network-1 Security Solutions, Inc. (the "Registrant") issued a press release announcing the commencement of patent litigation against Cisco Systems, Inc., Cisco-Linksys, LLC, Enterasys Networks, Inc., 3Com Corporation, Inc., Extreme Networks, Inc., Foundry Networks, Inc., Netgear, Inc. and Adtran, Inc. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.



ITEM 1.01  ENTRY INTO A MATERIAL DEFINITE AGREEMENT

     On February 7, 2008, the Registrant entered into an agreement (the "Agreement") with the law firm of Dovel and Luner, pursuant to which Dovel and Lunar has been engaged to represent the Registrant in connection with the litigation described above under Item 8.01 Other Events. A copy of the Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K.



ITEM 9.01  FINANCIAL STATEMENTS ARE EXHIBITS

Exhibit Number      Description
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10.1                Agreement, dated February 7, 2008, between the Registrant
                    and Dovel & Luner

99.1                Press Release, dated February 11, 2008










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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NETWORK-1 SECURITY SOLUTIONS, INC.



Dated: February 13, 2008           By: /s/ Corey M. Horowitz
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                                       Name: Corey M. Horowitz
                                       Title: Chairman & Chief Executive Officer



















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